Liquidity and Going Concern Considerations	6 Months Ended
Mar. 31, 2025
Liquidity and Going Concern Considerations [Abstract]
LIQUIDITY AND GOING CONCERN CONSIDERATIONS

Note 3 — LIQUIDITY AND GOING CONCERN CONSIDERATIONS

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

For the six months ended March 31, 2025, the Company incurred a net loss of $4,853,385 from continuing operations and used net cash of $7,536,089 in operating activities from continuing operations. As of March 31, 2025, the Company has an accumulated deficit of $23,336,428 and working capital deficit of $3,168,452, respectively. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. The Company has historically funded its working capital needs primarily from operations, bank loans, and advances from shareholders and intends to continue doing so in the near future to ensure sufficient working capital. As of March 31, 2025, the Company had cash and cash equivalents of $137,076. Deferred revenue included in current liabilities of $4,170,793, which will be recognized as revenue in the next fiscal year when the services are provided. As of March 31, 2025, the Company had short-term bank loans and long-term bank loans of $2,191,079 and $964,626, respectively. As of March 31, 2025, the Company had a convertible note with fair value of $5,860,000 that are expected to be converted into the Company’s Class A ordinary shares upon exercise of the conversion rights by the note holders. The Company expects that it would be able to obtain new bank loans or renew its existing bank loans upon maturity based on past experience with the Company’s good credit history.

Notwithstanding the foregoing, the management plans to alleviate the substantial doubt about the ability to continue as a going concern, which includes: (1) the improvement of the liquidity and capital sources mainly through cash flow from its operations, renewal of bank borrowings, equity or debt offering and borrowing from related parties, and (2) the disposal of some subsidiaries with significant loss and optimization of costs for operations. In order to fully implement the business plan and recover from continuing losses, management may also seek equity financing from outside investors. At the present time, however, management does not have commitments of funds from any potential investors. There can be no assurance that additional financing, if required, would be available on favorable terms or at all and/or that these plans and arrangements will be sufficient to fund our ongoing capital expenditures, working capital, and other requirements. The principal shareholder of the Company has made pledges to provide financial support to the Company whenever necessary. We believe that our working capital will be sufficient to fund our operations over at least the next 12 months from the date of this report. However, we may need additional cash resources in the future if we experience changed business conditions or other developments, and may also need additional cash resources in the future if the we wish to pursue opportunities for investment, acquisition, strategic cooperation or other similar actions. If it is determined that the cash requirements exceed our amounts of cash on hand, the Group may seek to issue debt or equity securities or obtain a credit facility.